Exhibit 10.31



                     LOAN AGREEMENT AND SECURITY AGREEMENT

                             $3,500,000.00 Facility




                          Dated as of November 5, 1998

                                 by and between



                                  AMSOUTH BANK

                                      and

                              TRANSIT GROUP, INC.

                               TABLE OF CONTENTS


ARTICLE I - DEFINITIONS.....................................................2
         Section 1.1.      Capital Expenditures.............................2
         Section 1.2.      Capitalization...................................2
         Section 1.3.      Current Assets...................................2
         Section 1.4.      Current Liabilities..............................2
         Section 1.5.      Debt.............................................2
         Section 1.6.      Event of Default.................................3
         Section 1.7.      Generally Accepted Accounting Principles.........3
         Section 1.8.      Interest Expense.................................3
         Section 1.9.      Liabilities......................................3
         Section 1.10.     LIBOR Reserve Requirement........................3
         Section 1.11.     Loan Documents...................................3
         Section 1.12.     Net Cash Flow. ..................................3
         Section 1.13.     Net Income Available for Debt Service............4
         Section 1.14.     Net Income Available for Interest Payments.......4
         Section 1.15.     Net Worth........................................4
         Section 1.16.     Permitted Contests...............................4
         Section 1.17.     Qualified Investments............................4
         Section 1.18.     Receivables......................................5
         Section 1.19.     Reserve Adjusted LIBOR Rate......................5
         Section 1.20.     Tangible Net Worth...............................5
         Section 1.21.     Total Liabilities................................6

ARTICLE II - AMOUNT AND TERMS OF LOAN.......................................6
         Section 2.1.      Amount...........................................6
         Section 2.2.      Note.............................................6
         Section 2.3.      Interest and Principal...........................6
         Section 2.4.      Increased Costs, Illegality, Etc.................6

ARTICLES III - SECURITY AND GUARANTY........................................7
         Section 3.1.      Security Interest................................7
         Section 3.2.      Guaranty.........................................8
         Section 3.3.      Security Documents...............................8
         Section 3.4.      Filing and Recording.............................8

ARTICLE IV - BORROWER'S AND GUARANTOR=S REPRESENTATIONS AND WARRANTIES......8
         Section 4.1.      Organization and Standing of Borrower............9
         Section 4.2.      Organization and Standing of Carroll Fulmer......9
         Section 4.3.      Organization and Standing of Carolina Pacific....9
         Section 4.4.      Organization and Standing of Capitol Warehouse...9
         Section 4.5.      Organization and Standing of Service Express.....9
         Section 4.6.      Organization and Standing of Rainbow Trucking....10
         Section 4.7.      Organization and Standing of Transportation
                           Resources........................................10
         Section 4.8.      Organization and Standing of Venture Logistics...10
         Section 4.9.      Organization and Standing of Certified Transport.10
         Section 4.10.     Organization and Standing of K.J. Transportation.10
         Section 4.11.     Organization and Standing of Diversified
                           Trucking.........................................11
         Section 4.12.     Organization and Standing of Northstar
                           Transportation...................................11
         Section 4.13.     Corporate Power and Authority....................11
         Section 4.14.     Valid and Binding Obligations....................11
         Section 4.15.     Consent or Filing................................11
         Section 4.16.     Financial Condition of the Borrower..............12
         Section 4.17.     Litigation. .....................................12
         Section 4.18.     Disclosure and No Untrue Statements. ............12
         Section 4.19.     Title to Collateral..............................12
         Section 4.20.     Payment of Taxes. ...............................13
         Section 4.21.     Agreement or Contract Restrictions. .............13
         Section 4.22.     Patents, Trademarks, Etc. .......................13
         Section 4.23.     Investment Company Act; Regulation...............13
         Section 4.24.     Labor Matters. ..................................13
         Section 4.25.     ERISA Requirement. ..............................14
         Section 4.26.     Compliance With Environmental Requirements. .....14
         Section 4.27.     Use of Credit. ..................................15

ARTICLE V - CONDITIONS PRECEDENT............................................15
         Section 5.1.      Documents and Instruments........................15
         Section 5.2.      Correctness of Warranties........................15
         Section 5.3.      Certificates of Resolution.......................15
         Section 5.4.      Expenses of Lender...............................16
         Section 5.5.      Supporting Documents. ...........................16
         Section 5.6.      Opinion of the Borrower's Counsel. ..............17

ARTICLE VI - BORROWER'S AND GUARANTOR=S AFFIRMATIVE COVENANTS...............17
         Section 6.1.      Corporate Existence and Qualification............17
         Section 6.2.      Financial Statements.............................17
         Section 6.3.      Executive Officer's Certificates.................18
         Section 6.4.      Taxes and Claims.................................18
         Section 6.5.      Pay Indebtedness to Lender and Perform Other
                           Covenants........................................18
         Section 6.6.      Litigation.......................................18
         Section 6.7.      Right of Inspection; Discussions. ...............19
         Section 6.8.      Notices.  .......................................19
         Section 6.9.      ERISA Benefit Plans. ............................19
         Section 6.10.     Insurance........................................20
         Section 6.11.     Main Bank of Account.............................20
         Section 6.12.     Net Worth Requirement............................20
         Section 6.13.     Leverage Ratio...................................20
         Section 6.14.     Interest Coverage Ratio..........................21
         Section 6.15.     Collateral Reporting.............................21
         Section 6.16.     Observance of Laws. .............................21
         Section 6.17.     Subsidiaries.....................................21
         Section 6.18.     Capitalization Ratio.............................21

ARTICLE VII - BORROWER'S NEGATIVE COVENANTS.................................21
         Section 7.1.      Type of Business.................................22
         Section 7.2.      Change in Ownership or Management................22
         Section 7.3.      Acquisitions and Mergers.........................22
         Section 7.4.      Capital Expenditures.............................22
         Section 7.5.      Guaranty.........................................22
         Section 7.6.      Investment and Loans.............................22
         Section 7.7.      Disposition or Encumbrance of Receivables........22
         Section 7.8.      Sale-Leasebacks..................................23
         Section 7.9.      Leases...........................................23
         Section 7.10.     Liens............................................23
         Section 7.11.     Take or Pay Contracts............................24
         Section 7.12.     Other Special Covenants..........................24

ARTICLE VIII - EVENTS OF DEFAULT............................................24
         Section 8.1.      Events...........................................24
                  (a)      Payment of Obligations to Lender. ...............24
                  (b)      Representation or Warranty. .....................24
                  (c)      Covenants. ......................................24
                  (d)      The Borrower's Liquidation; Dissolution;
                           Bankruptcy; Etc. ................................25
                  (e)      Order of Dissolution. ...........................25
                  (f)      Reports and Certificates. .......................25
                  (g)      Judgments. ......................................25
                  (h)      Liens Imposed by Law. ...........................25
                  (i)      Corporate Existence. ............................25
                  (j)      .................................................26
         Section 8.2.      Rights and Remedies Cumulative...................26
         Section 8.3.      Rights and Remedies Not Waived...................26
         Section 8.4.      Waiver of Default................................27

ARTICLE IX - MISCELLANEOUS..................................................27
         Section 9.1.      Course of Dealing; Amendments; Waiver. ..........27
         Section 9.2.      Lien; Setoff By Lender...........................27
         Section 9.3.      Liability of Lender to Third Parties.............27
         Section 9.4.      Waivers..........................................27
         Section 9.5.      Assignment and Participation.....................28
         Section 9.6.      Funds Not Assignable.............................28
         Section 9.7.      Indemnity........................................28
         Section 9.8.      Termination by the Borrower......................29
         Section 9.9.      Arbitration.  ...................................29
         Section 9.10.     Notices..........................................29
         Section 9.11.     Controlling Agreement............................29
         Section 9.12.     Titles...........................................30
         Section 9.13.     Venue and Jurisdiction. .........................30
         Section 9.14.     Governing Law. ..................................30
         Section 9.15.     Legal or Governmental Limitations. ..............30
         Section 9.16.     Counterparts. ...................................30
         Section 9.17.     Addition of Subsidiaries.........................30
         Section 9.18.     Waiver of Trial By Jury..........................31
         Section 9.19.     Confidentiality..................................31

                                 LOAN AGREEMENT
                                      AND
                               SECURITY AGREEMENT


         THIS AGREEMENT dated as of the 5th day of November, 1998, by and between AMSOUTH BANK, a bank organized under the laws of Alabama, whose mailing address is Post Office Box 588001, Orlando, Florida 32858 (the "Lender"), and TRANSIT GROUP, INC., a Florida corporation, whose address is Overlook III, 2859 Paces Ferry Road, Suite 1740, Atlanta, Georgia 30339 (the ABorrower@) and CARROLL FULMER & COMPANY, INC., a Florida corporation, whose address is P. O. Box 5000, Groveland, Florida 34736-5000 (ACarroll Fulmer@) and CAROLINA PACIFIC DISTRIBUTORS, INC., a North Carolina corporation, whose address is 5625 Surrett Drive Extension, Archdale, North Carolina 27263 (ACarolina Pacific@) and TRANSIT LEASING, INC., an Indiana corporation f/k/a CAPITOL WAREHOUSE, INC., a Kentucky corporation, whose address is 403 W. Main Street, Frankfurt, Kentucky 40601 (ATransit Leasing@) and SERVICE EXPRESS, INC., an Alabama corporation, whose address is P.O. Box 1009, Tuscaloosa, Alabama 35403 (AService Express@) and RAINBOW TRUCKING SERVICES, INC., an Indiana corporation, whose address is 724 Mechanic Street, Jeffersonville, Indiana 47130 (ARainbow Trucking@) and TRANSPORTATION RESOURCES AND MANAGEMENT, INC., an Indiana corporation, whose address is 5003 US Highway 10 W, Suite 1, Fort Wayne, Indiana 46898 (ATransportation Resources@) and VENTURE LOGISTICS, LLC., an Indiana limited liability company, whose address is 2415 W. Thompson Road, Indianapolis, Indiana 46217 (AVenture Logistics@) and CERTIFIED TRANSPORT, LLC., an Indiana limited liability company, whose address is 2415 W. Thompson Road, Indianapolis, Indiana 46217 (ACertified Transport@) and K.J. TRANSPORTATION, INC., a New York corporation, whose address is 6070 Collett Road, Farmington, New York 14425 (AK.J. Transportation@) and DIVERSIFIED TRUCKING CORP., an Alabama corporation, whose address is 309 Williamson Avenue, Opelika, Alabama 36804 (ADiversified Trucking@) and NORTHSTAR TRANSPORTATION, INC., an Alabama corporation, whose address is 410 Twitchell Road, Dothan, Alabama 36303 (ANorthstar Transportation@) and any and all other subsidiaries of Transit Group, Inc., a Florida corporation (together herein referred to as the ASubsidiaries@or individually as the ASubsidiary@) which subsequently enter into a Joinder to Loan Agreement and Security Agreement (Carroll Fulmer, Carolina Pacific, Transit Leasing, Service Express, Rainbow Trucking, Transportation Resources, Venture Logistics, Certified Transport, K.J. Transportation, Diversified Trucking, Northstar Transportation and Subsidiaries are together hereinafter referred to as the "Guarantor" and individually referred to as a ACo-Guarantor@; references applicable to Guarantor shall also be applicable to each Co-Guarantor).

                                               W I T N E S S E T H:

          WHEREAS, the Borrower has requested the Lender to lend to Borrower for the purpose of refinancing the existing term loan which was used to finance a portion of the acquisition of K.J. Transportation, Inc., a New York corporation; and

         WHEREAS, this Agreement modifies and restates that certain Loan Agreement and Security Agreement dated as of May 29, 1998 by and between Lender, Borrower and Guarantor; and

         WHEREAS, each Co-Guarantor will derive a benefit from such loan and therefore has agreed to guarantee the debt of Borrower to Lender and enter into this Agreement; and

         WHEREAS, subject to the continued acceptability of the collateral referred to herein and subject to the compliance by the Borrower and Guarantor with all of the terms and conditions hereof, the Lender is willing to make such loan on the terms and conditions and on the security hereinafter set forth.

         NOW, THEREFORE, in consideration of the mutual promises, conditions, representations and warranties hereinafter set forth and for other good and valuable consideration, the parties hereto have mutually agreed as follows:

                            ARTICLE I - DEFINITIONS

         Section 1.1.      Capital Expenditures.

         Capital Expenditures means any expenditures for fixed assets or that is properly chargeable to capital account in accordance with generally accepted accounting principles.

         Section 1.2.      Capitalization.

         Capitalization means Net Worth plus Debt.

         Section 1.3.      Current Assets.

         Current Assets means assets that, in accordance with generally accepted accounting principles, are current assets; provided, however, that (1) inventories shall be taken into account on the basis of cost or current market value, whichever is lower, or, to the extent that such inventories are required for delivery under then-existing contracts, the applicable contract price, (2) current assets shall not include any intangible assets or any securities that are not readily marketable, (3) securities included as current assets shall be taken into account at the current market price thereof, and (4) current assets shall not include any amounts due from or owed by any shareholder, partner, or member (as applicable) or affiliate of the Guarantor, the Borrower or any of its Subsidiaries.

         Section 1.4.      Current Liabilities.

         Current Liabilities means, as of the date of determination, all Debt maturing on demand or within one year from, and that is not renewable at the option of the obligor to a date later than one year after, the date as of which such determination is made and all other items (including taxes accrued as estimated) that, in accordance with generally accepted accounting principles, would be included as current liabilities.

         Section 1.5.      Debt.

         Debt of any person means (1) all indebtedness, whether or not represented by bonds, debentures, notes or other securities, for the repayment of borrowed money, (2) all deferred indebtedness for the payment of the purchase price of property or assets purchased, except trade accounts payable,
(3) all capitalized lease obligations, (4) all indebtedness secured by any Lien on any property of such person, whether or not indebtedness secured thereby has been assumed, (5) all obligations with respect to any conditional sale contract or title retention agreement, (6) all indebtedness and obligations arising under acceptance facilities or in connection with surety or similar bonds, and the outstanding amount of all letters of credit issued for the account of such person, and (7) all obligations with respect to interest rate swap agreements.

         Section 1.6.      Event of Default.

         AEvent of Default@ means any of the events specified in Section 8.1 hereof.

         Section 1.7.      Generally Accepted Accounting Principles.

         "Generally Accepted Accounting Principles" means those principles of accounting set forth in Opinions of the Financial Accounting Standards Board of the American Institute of Certified Public Accountants or which have other substantial authoritative support and are applicable in the circumstances as of the date of any report required herein or as of the date of an application of such principles as required herein.

         Section 1.8.      Interest Expense.

         Interest Expense means interest payable on Debt during the period in question.

         Section 1.9.      Liabilities.

         Liabilities means all Debt and all other items (including taxes accrued as estimated) that, in accordance with generally accepted accounting principles, would be included in determining total liabilities as shown on the liabilities side of a balance sheet.

         Section 1.10.     LIBOR Reserve Requirement.

         "LIBOR Reserve Requirement" means, for any day, the rate at which reserves (including, without limitation, any marginal, supplemental, or emergency reserves) are required to be maintained by member banks of the Federal Reserve System on such day against Eurocurrency liabilities, expressed as a decimal.

         Section 1.11.     Loan Documents.

         "Loan Documents" means and includes the Note, this Agreement, the corporate resolution, and any and all other documents executed in connection with this loan accommodation.

         Section 1.12.     Net Cash Flow.

         Net Cash Flow for any period means net income (or the net deficit, if expenses and charges exceed revenues and other proper income credits) for such period, plus amounts that have been deducted for (1) depreciation and (2) amortization in determining net income for such period.

         Section 1.13.     Net Income Available for Debt Service.

         Net Income Available for Debt Service for any period means net income (or the net deficit, if expenses and charges exceed revenues and other proper income credits) for such period, plus amounts that have been deducted for (1) depreciation, (2) amortization and (3) Interest Expense in determining net income for such period.

         Section 1.14.     Net Income Available for Interest Payments.

         Net Income Available for Interest Payments means net income (or the net deficit, if expenses and charges exceed revenues and other proper income credits) for such period plus amounts that have been deducted for (1) Interest Expense, (2) income and profit taxes, and (3) amortization of debt discount in determining net income for such period.

         Section 1.15.     Net Worth.

         Net Worth means the sum of the amounts set forth on the balance sheet as shareholders= equity (including the par or stated value of all outstanding capital stock, retained earnings, additional paid-in capital, capital surplus and earned surplus).

         Section 1.16.     Permitted Contests.

         Permitted Contests means litigation or administrative proceedings pursued by Borrower in good faith regarding taxes or construction liens.

         Section 1.17.     Qualified Investments.

         Qualified Investments means:

                  (1) direct obligations of, or obligations the payment of which is guaranteed by the United States of America (AFederal Securities@),

                  (2) an interest in any trust or fund that invests solely in Federal Securities,

                  (3) a certificate of deposit issued by, or other interest-bearing deposit with, any bank organized under the laws of the United States of America or any state thereof, provided that (A) such bank has capital, surplus and undivided profits of not less that $50,000,000, (B) such deposit is insured by the Federal Deposit Insurance Corporation, or (C) such deposit is collaterally secured by such bank by pledging Federal Securities having a market value (exclusive of accrued interest) not less than the face amount of such deposit (less the amount of such deposit insured by the Federal Deposit Insurance Corporation), and

                  (4) a purchase agreement with respect to Federal Securities, provided that the Federal Securities subject to such repurchase agreement are held by or under the control of the Borrower free and clear of third-party Liens.

         Section 1.18.     Receivables.

         "Receivables" means and includes all present and future accounts, commissions, contract rights, lease payment, chattel paper, instruments, documents, cash, deposits, accounts, tax refunds payable to Borrower, license fees and proceeds, royalties, insurance proceeds and general intangibles and all forms of obligations owing, together with all documents or instruments of title representing the same and rights in any merchandise or goods which the same represent, together with all right, title, security and guarantees, with respect to each of the Receivables, including any right of stoppage in transit, whether the same are now or hereafter owned. "Receivables" also specifically include all rights of Borrower under any patent license agreement, technical assistance contract, product supply contract, or similar agreement and includes all trade names, trademarks, license agreements and all records pertaining to the accounts, debtors, and collateral and all computer software pertaining to the Receivables of Borrower.

         Section 1.19.     Reserve Adjusted LIBOR Rate.

         "Reserve Adjusted LIBOR Rate" means, for any AInterest Period@ (as defined in the Note), an interest rate per annum obtained by dividing (i) the rate quoted on the Telerate page 3750 as of 11:00 a.m. London time, on the day that is two London banking days prior to the first day of the Interest Period, in an amount substantially equal to the ALIBOR-Based Rate@ (as defined in the
Note) and with a term substantially equal to such Interest Period, by (ii) an amount equal to 1 minus the LIBOR Reserve Requirement for such Interest Period. In the event the rate quoted by Telerate is discontinued or the rate otherwise cannot be identified, the Lender shall determine the LIBOR-Based Rate on the basis of quotes by major banks in the London interbank Eurodollar market for dollar deposits in an amount substantially equal to and for a term substantially equal to the Interest Period selected.

         Section 1.20.     Tangible Net Worth.

         Tangible Net Worth means the sum of the amounts set forth on the balance sheet as shareholders= equity (including the par or stated value of all outstanding capital stock, retained earnings, additional paid-in capital, capital surplus and earned surplus), less the sum of (1) any amount of any write-up of assets, (2) goodwill, (3) patents, trademarks, copyrights, leasehold improvements not recoverable at the expiration of a lease, and deferred charges (including unamortized debt, discount and expense, organization expenses, experimental and developmental expenses, but excluding prepaid expenses), (4) any amounts at which shares of capital stock of such person appear on the asset side of the balance sheet and (A) any amounts due from or owed by any shareholder or affiliate.

         Section 1.21.     Total Liabilities.

         Total Liabilities means all Debt and all other items (including taxes accrued as estimated) that, in accordance with generally accepted accounting principles, would be included in determining total liabilities as shown on the liabilities side of a balance sheet.


                     ARTICLE II - AMOUNT AND TERMS OF LOAN

         Section 2.1.      Amount.

         The Lender agrees, on the terms and conditions of this Agreement, to lend to Borrower in an aggregate principal amount not to exceed THREE MILLION FIVE HUNDRED THOUSAND DOLLARS ($3,500,000.00) (hereinafter sometimes referred to as the ALoan@)

         Section 2.2.      Note.

         The obligation to repay the loan is evidenced by a promissory note in the principal sum of THREE MILLION FIVE HUNDRED THOUSAND DOLLARS ($3,500,000.00) (the "Note"). Under the Loan, the Borrower may, subject to the terms, conditions herein set forth, borrow from Lender, at such time and in such amounts not exceeding the total amount of THREE MILLION FIVE HUNDRED THOUSAND DOLLARS ($3,500,000.00).

         Section 2.3.      Interest and Principal.

         The interest on and principal of the Note shall be paid in accordance with the terms and conditions more particularly set forth in the Note.

         Section 2.4.      Increased Costs, Illegality, Etc.

                  (a) If either (i) the introduction of or any change in any law or regulation or in the interpretation or administration of any law or regulation by any court or administrative or governmental authority charged with the interpretation or administration thereof from the date hereof or (ii) the compliance with any guideline enacted after the date hereof or request from any such governmental authority, including, without limitation, any central bank (whether or not having the force of law), which is not caused by an act or omission of Lender, including without limitation, its failure to maintain adequate capital, (x) subjects Lender or any corporation controlling Lender to any tax of any kind whatsoever with respect to this Agreement, or changes the basis of taxation of payments to Lender of principal, commissions, fees, interest, or any other amount payable hereunder (except for (A) taxes on or measured by the overall net income of Lender or branch, office, or agency through which Lender is acting for purposes of this Agreement or (B) changes in the rate of such taxes); (y) imposes, modifies, or holds applicable any reserve, special deposit, compulsory loan, or similar requirement against assets held by, or deposits or other liabilities in or for the account of, advances or loans by, or other credit or commitment therefor extended by, or any other acquisition of funds by, any office of Lender which are not otherwise included in any determination of the Reserve Adjusted LIBOR Rate or other interest payable hereunder; or (z) imposes on Lender or the corporation controlling Lender any other condition, and as a result there shall be any increase in the cost to Lender of agreeing to make or making, funding, or maintaining advances by an amount deemed by Lender to be material, then the Borrower shall from time to time, upon demand by Lender, pay directly to Lender additional amounts sufficient to compensate Lender for such increased cost. A certificate as to the amount of such increased cost, submitted to the Borrower by Lender, shall be conclusive and binding for all purposes, absent manifest error.

                  (b) If Lender determines that compliance with any law or regulation or with any guideline or request from any central bank or other governmental authority subsequent to the date hereof (whether or not having the force of law) concerning capital adequacy or otherwise has or would have the effect of reducing the rate of return on the capital of Lender or the corporation controlling Lender as a consequence of, or with reference to, the facilities hereunder, by an amount deemed by Lender to be material, the Borrower shall from time to time, upon demand by Lender, pay to Lender additional amounts sufficient to compensate Lender or such other corporation for such reduction. A certificate as to such amounts, submitted to the Borrower by Lender, shall be conclusive and binding for all purposes, absent manifest error.

                  (c) In the event the LIBOR Reserve Requirement increases subsequent to the date hereof, the interest rate applicable to the Note shall be the Reserve Adjusted LIBOR Rate.

                      ARTICLES III - SECURITY AND GUARANTY

         As security for the full and timely payment of the principal and interest under the Note and for any and all other indebtedness or liability of the Borrower to the Lender, whether now existing or hereafter arising (all of which indebtedness is hereby referred to as AIndebtedness@), each Co-Guarantor grants and/or agrees to the following:

         Section 3.1.      Security Interest.

         Each Co-Guarantor hereby grants the Lender and shall cause to be granted to the Lender a first prior and exclusive lien and security interest in and a continuing first lien upon the following property (all of which is herein referred to collectively as the "Collateral") to secure payment of the Note and any and all other indebtedness or liability of the Borrower or Co-Guarantor to the Lender:

         (a) All "Receivables", as defined in Section 1.18 hereof, of each Co-Guarantor as their interest may appear; and

         (b) All proceeds, products and accessions of and to all of the foregoing.

         Section 3.2.      Guaranty.

         The Borrower shall cause to be duly executed and delivered to the Lender the unlimited guaranty of each Co-Guarantor, whereby each Co-Guarantor guarantees the Borrower's obligations under the Note, this Agreement and the Security Documents as hereinafter defined. Each Co-Guarantor, by its execution of this Agreement, agrees that payment of any and all loans, indebtedness or other liability of the Borrower to the Co-Guarantor shall at all times be guaranteed by Guarantor and be subordinate to the indebtedness of the Borrower to the Lender.

         Section 3.3.      Security Documents.

         Each Co-Guarantor, in order to describe the terms and conditions under which the Collateral will be held by the Lender, shall execute and deliver to the Lender, in form and substance satisfactory to the Lender, any and all security agreements, financing statements, and any other documents relating to any security as the Lender shall require from time to time (all herein together with the Note and this Agreement referred to collectively as the "Security Documents").

         Section 3.4.      Filing and Recording.

         The Borrower shall, at its cost and expense, cause all instruments and documents given as security pursuant to this Agreement to be duly recorded and/or filed in all places necessary, in the opinion of the Lender, to perfect and protect the security interest of the Lender in the property covered thereby. The Borrower hereby authorizes the Lender to file any financing statement in respect of any security interest created pursuant to this Agreement which may at any time be required or which, in the opinion of the Lender, may at any time be desirable, although the same may have been executed only by the Lender, or, at the option of the Lender, to sign such financing statement on behalf of the Borrower and file the same, and the Borrower hereby irrevocably designates the Lender, its agents, representatives and designees as agents and attorneys-in-fact for the Borrower for this purpose. In the event that any recording or refiling thereof (or the filing of any statements of continuation or assignment of any financing statement) is required to protect and preserve security interest, the Borrower shall, at its cost and expense, cause the same to be re-recorded and/or refiled at the time and in the manner requested by the Lender.

     ARTICLE IV - BORROWER'S AND GUARANTOR=S REPRESENTATIONS AND WARRANTIES

         To induce the Lender to enter into this Agreement, the Borrower and Guarantor make the following representations and warranties which shall be deemed to be continuous representations and warranties so long as any credit hereunder remains available or any indebtedness of the Borrower to the Lender remains unpaid:

         Section 4.1.      Organization and Standing of Borrower.

         The Borrower is a corporation duly organized and existing under the laws of the State of Florida and is duly qualified to do business in each jurisdiction in which the conduct of its business requires such qualification, including the State of Florida. To the best of the Borrower=s knowledge and belief, it is in compliance with all applicable laws and regulations governing the conduct of its business and governing consummation of the transactions contemplated hereby.

         Section 4.2.      Organization and Standing of Carroll Fulmer.

         Carroll Fulmer is a corporation duly organized and existing under the laws of the State of Florida and is duly qualified to do business in the State of Florida and in each jurisdiction where the failure to be so qualified would have a material adverse effect on Borrower. To the best of Carroll Fulmer=s knowledge and belief, it is in material compliance with all applicable laws and regulations governing the conduct of its business and governing consummation of the transactions and its principal place of business is located in the State of Florida.

         Section 4.3.      Organization and Standing of Carolina Pacific.

         Carolina Pacific is a corporation duly organized and existing under the laws of the State of North Carolina and is duly qualified to do business in the State of North Carolina and in each jurisdiction where the failure to be so qualified would have a material adverse effect on Borrower. To the best of Carolina Pacific=s knowledge and belief, it is in material compliance with all applicable laws and regulations governing the conduct of its business and governing consummation of the transactions and its principal place of business is located in the State of North Carolina.

         Section 4.4.      Organization and Standing of Transit Leasing.

         Transit Leasing is a corporation duly organized and existing under the laws of the State of Indiana and is duly qualified to do business in the State of Indiana and in each jurisdiction where the failure to be so qualified would have a material adverse effect on Borrower. To the best of Transit Leasing=s knowledge and belief, it is in material compliance with all applicable laws and regulations governing the conduct of its business and governing consummation of the transactions and its principal place of business is located in the State of Indiana.

         Section 4.5.      Organization and Standing of Service Express.

         Service Express is a corporation duly organized and existing under the laws of the State of Alabama and is duly qualified to do business in the State of Alabama and in each jurisdiction where the failure to be so qualified would have a material adverse effect on Borrower. To the best of Service Express= knowledge and belief, it is in material compliance with all applicable laws and regulations governing the conduct of its business and governing consummation of the transactions and its principal place of business is located in the State of Alabama.

         Section 4.6.      Organization and Standing of Rainbow Trucking.

         Rainbow Trucking is a corporation duly organized and existing under the laws of the State of Indiana and is duly qualified to do business in the State of Indiana and in each jurisdiction where the failure to be so qualified would have a material adverse effect on Borrower. To the best of Rainbow Trucking=s knowledge and belief, it is in material compliance with all applicable laws and regulations governing the conduct of its business and governing consummation of the transactions and its principal place of business is located in the State of Indiana.

         Section 4.7.   Organization and Standing of Transportation Resources.

         Transportation Resources is a corporation duly organized and existing under the laws of the State of Indiana and is duly qualified to do business in the State of Indiana and in each jurisdiction where the failure to be so qualified would have a material adverse effect on Borrower. To the best of Transportation Resources= knowledge and belief, it is in material compliance with all applicable laws and regulations governing the conduct of its business and governing consummation of the transactions and its principal place of business is located in the State of Indiana.

         Section 4.8.      Organization and Standing of Venture Logistics.

         Venture Logistics is a limited liability company duly organized and existing under the laws of the State of Indiana and is duly qualified to do business in the State of Indiana and in each jurisdiction where the failure to be so qualified would have a material adverse effect on Borrower. To the best of Venture Logistics= knowledge and belief, it is in material compliance with all applicable laws and regulations governing the conduct of its business and governing consummation of the transactions and its principal place of business is located in the State of Indiana.

         Section 4.9.      Organization and Standing of Certified Transport.

         Certified Transport is a limited liability company duly organized and existing under the laws of the State of Indiana and is duly qualified to do business in the State of Indiana and in each jurisdiction where the failure to be so qualified would have a material adverse effect on Borrower. To the best of Certified Transport=s knowledge and belief, it is in material compliance with all applicable laws and regulations governing the conduct of its business and governing consummation of the transactions and its principal place of business is located in the State of Indiana.

         Section 4.10.     Organization and Standing of K.J. Transportation.

         K.J. Transportation is a corporation duly organized and existing under the laws of the State of New York and is duly qualified to do business in the State of New York and in each jurisdiction where the failure to be so qualified would have a material adverse effect on Borrower. To the best of K.J. Transportation=s knowledge and belief, it is in material compliance with all applicable laws and regulations governing the conduct of its business and governing consummation of the transactions and its principal place of business is located in the State of New York.

         Section 4.11.     Organization and Standing of Diversified Trucking.

         Diversified Trucking is a corporation duly organized and existing under the laws of the State of Alabama and is duly qualified to do business in the State of Alabama and in each jurisdiction where the failure to be so qualified would have a material adverse effect on Borrower. To the best of Diversified Trucking=s knowledge and belief, it is in material compliance with all applicable laws and regulations governing the conduct of its business and governing consummation of the transactions and its principal place of business is located in the State of Alabama.

         Section 4.12.  Organization and Standing of Northstar Transportation.

         Northstar Transporation is a corporation duly organized and existing under the laws of the State of Alabama and is duly qualified to do business in the State of Alabama and in each jurisdiction where the failure to be so qualified would have a material adverse effect on Borrower. To the best of Northstar Transportation=s knowledge and belief, it is in material compliance with all applicable laws and regulations governing the conduct of its business and governing consummation of the transactions and its principal place of business is located in the State of Alabama.

         Section 4.13.     Corporate Power and Authority.

         The execution, delivery and performance of this Agreement and any Security Documents by the Borrower and Guarantor are within its corporate powers and have been duly authorized by all necessary corporate, shareholder or member action, are not in contravention of law or the terms of their respective Articles of Incorporation, By-Laws or Operational Agreement or any amendment thereto, or any indenture, agreement or undertaking to which they are a party or by which they are bound, except such obligations which will be fully satisfied at the funding hereunder.

         Section 4.14.     Valid and Binding Obligations.

         This  Agreement,  the  Note,  the  Security  Documents  and any  other documents required hereunder, when executed and delivered by Borrower and Guarantor will constitute the legal, valid and binding respective obligations of the Borrower and Guarantor, subject to applicable bankruptcy and insolvency laws and laws affecting creditors' rights and the enforcement thereof generally.

         Section 4.15.     Consent or Filing.

         No consent, approval or authorization of, or registration, declaration or filing with any court, any governmental body or authority or other person or entity is required in connection with the valid execution, delivery or performance of this Agreement or any document required by this Agreement or in connection with any of the transactions contemplated thereby, except the filing of the financing statements contemplated hereunder.

         Section 4.16.     Financial Condition of the Borrower.

         (a) The financial statements of the Borrower, a copy of which has been furnished to the Lender, are materially correct, complete, and fairly present the financial condition of the Borrower as at the date of the financial statements and fairly present the results of the operations of the Borrower for the period covered thereby.

         (b) The Borrower has no material direct or contingent liabilities, liabilities for taxes, long-term leases, or unusual forward or long-term commitments as of the date of the Agreement which are not disclosed by, provided for, or reserved against in the financial statements or referred to in notes thereto, and at such date there are no material unrealized or anticipated losses from any unfavorable commitments of the Borrower. The financial statements furnished to the Lender have been prepared in accordance with Generally Accepted Accounting Principles applied on a consistent basis maintained throughout the period involved. There has been no material adverse change in the business, properties or condition, financial or otherwise, of the Borrower since the date of such financial statements.

         Section 4.17.     Litigation.

         There is no suit or proceeding at law or in equity (including proceedings, by or before any court, arbitrator, governmental or administrative commission, board or bureau, or other administrative agency) pending, or to the knowledge of the Borrower or Guarantor threatened, by or against or involving the Borrower or Guarantor or against any of its properties, or existence which, if adversely determined, would have a material adverse effect on the property, assets, or business or on the condition, financial or otherwise, of the Borrower.

         Section 4.18.     Disclosure and No Untrue Statements.

         No representation or warranty made by the Borrower in the Loan Documents or which will be made by the Borrower from time to time pursuant to Officer=s Certificates (a) contains or will contain any material misrepresentation or material untrue statement of fact; or (b) omits or will omit to state any material fact necessary to make the statements therein not misleading, unless otherwise disclosed in writing to the Lender. There is no fact known to the Borrower or any of its executive financial officers which materially and adversely affects the business, assets, properties, or condition, financial or otherwise, of the Borrower.

         Section 4.19.     Title to Collateral.

         The Borrower and Guarantor have good and marketable title to, and are the holders of all of the interests in, all of the Collateral given as security to the Lender, free and clear of all pledges, liens, security interests or other encumbrances. The Borrower and Guarantor will warrant and defend the Collateral against the claims and demands of all persons.

         Section 4.20.     Payment of Taxes.

         The Borrower has filed or caused to be filed all federal, state, and local tax returns which are required to be filed by it and has paid or caused to be paid all taxes as shown on said returns or on any assessment received by it, to the extent that such taxes have become due, except as otherwise permitted by the provisions hereof, and no controversy in respect of additional income taxes which could have a material adverse effect on the Borrower is pending, or, to the knowledge of the Borrower, threatened, unless adequate reserve has been made therefor. The Borrower has set up reserves which are believed by its officers to be adequate for the payment of all taxes for which a notice of assessment has been received and for the payment of such taxes for the years that have not been audited by the respective tax authorities.

         Section 4.21.     Agreement or Contract Restrictions.

         The Borrower is not a party to, nor is it bound by, any agreement, contract, or instrument or subject to any charter or other corporate or partnership restriction which materially adversely affects the business, properties, assets, operations, or financial condition of the Borrower except as disclosed in the financial statements and notes thereto described in Section
6.2 hereof. The Borrower is not in material default in the performance, observance, or fulfillment of any obligations, covenants, or conditions contained in any agreement or instrument to which it is a party, which would have a material adverse affect on Borrower performing hereunder.

         Section 4.22.     Patents, Trademarks, Etc.

         The Borrower owns, possesses, or has the right to use all necessary patents, patent rights, licenses, trademarks, trademark rights, trade names, trade name rights, and copyrights to conduct its business as now conducted, without known conflict with any patent, patent right, license, trademark, trademark right, trade name, trade name right, or copyright of any other person or entity.

         Section 4.23.     Investment Company Act; Regulation.

          (a) The Borrower is not an "investment company," an "affiliated person" of any investment company," or a company "controlled" by an "investment company," and the Borrower is not an "investment advisor" or an "affiliated person" of an "investment advisor" (as each of the quoted terms is defined or used in the Investment Company Act of 1940, as amended).

         (b) The Borrower is not subject to regulation under any state or local public utilities code or federal, state, or local statute or regulation limiting the ability of the Borrower to incur indebtedness for money borrowed.

         Section 4.24.     Labor Matters.

         There are no strikes or other labor disputes against the Borrower or Guarantor pending or, to the Borrower's or Guarantor=s knowledge, threatened. To the knowledge of Borrower, hours worked by and payment made to employees of the Borrower have not been in violation of the Fair Labor Standards Act or any other applicable law dealing with such matters. All material payments due from the Borrower on account of employee health and welfare insurance have been paid or accrued as a liability on its books.

         Section 4.25.     ERISA Requirement.

         Except as previously disclosed to Lender in writing, the Borrower does not have in force any written or oral bonus plan, stock option plan, employee welfare, pension or profit sharing plan, or any other employee benefit arrangement or understanding. In addition, the Borrower and any predecessor of the Borrower is not now or was not formerly during the five year period immediately preceding the effective date of this Agreement a participating employer in any multi employer or "multiple employer" plans within the meaning of Sections 4001 (1)(a)(3), 4063, and 4064 of ERISA. Each employee benefit plan subject to the requirements of ERISA complies in all material respects with all of the requirements of ERISA and those plans which are subject to being "qualified" under Sections 401 (a) and 501 (a) of the Internal Revenue Code of 1986, as amended from time to time, have since their adoption been "qualified" and have received favorable determination letters from the Internal Revenue Service so holding. There is no matter known to Borrower which would adversely affect the qualified tax exempt status of any such trust or plan, and except as previously disclosed to the Lender, there are no deficiencies or liabilities for any such plan or trust. No employee benefit plan sponsored by the Borrower has engaged in a nonexempt "prohibited transaction" as defined in ERISA.

         Section 4.26.     Compliance With Environmental Requirements.

         The Borrower warrants and represents to the Lender that to the best of Borrower's knowledge, the real property owned by Borrower is now and at all times hereafter will continue to be in full compliance with all federal, state and local environmental laws and regulations as they now exist or are hereafter enacted and/or amended, including, but not limited to, the Comprehensive Environmental Response, Compensation and Liability Act of 1980, as amended by the Superfund Amendments and Reauthorization Act of 1986, the Resource Conservation and Recovery Act of 1976, as amended by the Used Oil Recycling Act of 1980, and the Hazardous and Solid Waste Amendments of 1984, as amended. The Borrower shall indemnify and hold the Lender harmless from and against any and all damages, penalties, fines, claims, liens, suits, liabilities, costs (including cleanup costs), judgments and expenses (including attorneys', consultants' or experts' fees and expenses) of every kind and nature suffered by or asserted against the Lender as a direct or indirect result of any warranty or representation made by the Borrower in this paragraph being false or untrue in any material respect or any requirement under any law, regulation or ordinance, whether local, state or federal, which requires the elimination or removal of any hazardous materials, substances, wastes or other environmentally regulated substances. The Borrower's obligations hereunder shall not be limited to any extent by the term of the indebtedness secured hereby, and, as to any act or occurrence prior to payment in full and satisfaction of the indebtedness which gives rise to liability hereunder, shall continue, survive and remain in full force and effect notwithstanding payment in full and satisfaction of the indebtedness.

         Section 4.27.     Use of Credit.

         The Loan shall be used exclusively for the purpose of financing certain acquisitions. The Borrower is not engaged in the business of extending credit for the purpose of purchasing or carrying "margin stock" (within the meaning of Regulation U, Regulation X or Regulation G of the Board of Governors of the Federal Reserve System), and no part of the proceeds of any advance hereunder will be used to purchase or carry any "margin stock," to extend credit to others for the purpose of purchasing or carrying any "margin stock," or for any other purpose which might constitute this transaction a "purpose credit" within the meaning of Regulation U, Regulation X, or Regulation G. Neither the Borrower nor any person acting on behalf of the Borrower has taken or will take any action which might cause the Note or any other Loan Documents, including this Agreement, to violate Regulation U, Regulation X, or Regulation G or any other regulation of the Board of Governors of the Federal Reserve system or violate Section 8 of the Securities Exchange Act of 1934 or any rule or regulation thereunder, in each case as now in effect as the same may hereinafter be in effect. The Borrower owns no "margin stock" except for that described in the financial statements referred to in Section 6.2 hereof and, as of the date hereof, the aggregate value of all "margin stock" owned by the Borrower does not exceed twenty-five percent (25%) of the value of all of the Borrower's assets. In connection with the Loan, the Borrower will upon request of the Lender deliver to the Lender a statement in conformity with the requirements of Federal Reserve Form U-1 referred to in said Regulation.

                        ARTICLE V - CONDITIONS PRECEDENT

         The effectiveness of this Agreement and the obligations of the Lender to consummate any of the transactions contemplated hereby shall be subject to the satisfaction of the following conditions precedent, at or prior to the time of the funding of the loan or any part thereof:

         Section 5.1.      Documents and Instruments.

         The Lender shall have received all the instruments, documents and property contemplated to be delivered by the Borrower hereunder, and the same shall be in full force and effect.

         Section 5.2.      Correctness of Warranties.

         All representations and warranties contained herein or otherwise made to the Lender in connection herewith shall be true and correct.

         Section 5.3.      Certificates of Resolution.

         The Board of Directors of the Borrower and Guarantor and, if shareholder or member approval is deemed necessary by any party, the shareholders and members of the Borrower and Guarantor, shall have passed specific resolutions authorizing the execution and delivery of all documents and the taking of all actions called for by this Agreement, and the Borrower and Guarantor shall have furnished to the Lender copies of such resolutions, certified by its Secretary or Member.

         Section 5.4.      Expenses of Lender.

         The Borrower promises to reimburse the Lender promptly for all reasonable out-of-pocket expenses of every nature which the Lender may incur in connection with this Agreement and the Note, the making of any loans provided for herein or the collection of the Borrower's indebtedness, including, but not limited to, any filing fees and documentary stamps. Such expenses shall be paid at closing or in a reasonable time thereafter upon receipt of written invoices. The Borrower shall also pay reasonable postclosing expenses incurred by the Lender on behalf of the Borrower, including, but not limited to, preparation of documents to terminate the loan and release the security therefor. Furthermore, the Borrower shall be liable for post-closing collection expenses, including, but not limited to, the collection of obligations of the Borrower hereunder, including reasonable attorneys' fees, including appellate proceedings, post-judgment proceedings and bankruptcy proceedings. In the event the Borrower fails to pay such expenses within a reasonable time, the Lender may either (a) disburse to itself under the terms of the Note any sums payable to Lender and such disbursement shall be considered with like effect as if same had been made to Borrower, or (b) pay such expenses on the Borrower's behalf and charge the Borrower's account.

         Section 5.5.      Supporting Documents.

         On or prior to the closing date, the Lender shall have received the following documents satisfactory in form and substance to the Lender and counsel for the Lender and, as requested by the Lender, certified by appropriate corporate or governmental authorities:

                  (a) a certificate of good standing of Borrower certified by the Secretary of State, or other appropriate governmental authority, of the state of incorporation;

                  (b) a copy of resolutions of the Board of Directors of the Borrower authorizing the execution, delivery, and performance of the Loan Documents and the borrowing thereunder, and specifying the officer or officers of the Borrower authorized to execute the Loan Documents, accompanied by a certificate from an appropriate officer that the resolution is true and complete, was duly adopted at a duly called meeting in which a quorum was present and acting throughout, or was duly adopted by written action, and has not been amended, annulled, rescinded, or revoked in any respect and remain in full force and effect on the date of the certificate;

                  (c) an incumbency certificate containing the names and titles of all duly elected officers and directors of the Borrower as of the date of this Agreement, accompanied by a certificate from an appropriate officer that the information is true and complete; and

                  (d) such additional supporting documents as the Lender may request.

         Section 5.6.      Opinion of the Borrower's Counsel.

         On or prior to the closing date, and to the extent required by the Lender at the time of any borrowing hereunder, the Lender shall have received the favorable opinion of counsel for Borrower indicating that the execution, delivery and performance of this Agreement by the Borrower are within its corporate powers and authorized, in form and substance satisfactory to the Lender.

         ARTICLE VI - BORROWER'S AND GUARANTOR=S AFFIRMATIVE COVENANTS

         The Borrower and Guarantor, jointly and severally, covenant and agree that until the Note, together with interest and all other indebtedness to the Lender under the terms of this Agreement, is paid in full, unless specifically waived by the Lender in writing:

         Section 6.1.      Corporate Existence and Qualification.

         The Borrower and Guarantor will do, or cause to be done, all things necessary to preserve, renew and keep in full force and effect its corporate existence, its material rights, licenses and permits and comply in all material respects with all laws applicable to it, operate its business in a proper and reasonable businesslike manner and substantially as presently operated or proposed to be operated; and at all times maintain, preserve and protect all franchises and trade names and preserve all property used or useful in the conduct of its business, and keep the same in good repair, working order and condition, and from time to time make, or cause to be made, all needful and proper repairs, renewals, replacements, betterments and improvements thereto, all as reasonably necessary so that the business carried on in connection therewith may be properly and advantageously conducted at all times.

         Section 6.2.      Financial Statements.

         Borrower and Guarantor will each keep their books of account in accordance with generally accepted accounting practices applied on a consistent basis and will furnish to Lender the following:

         (a) Quarterly financial statements of the Borrower and each Co-guarantor and other subsidiaries including, at a minimum, a balance sheet, an income and expense statement and a year-to-date financial statement presenting individual as well as consolidating and consolidated financial information on the Borrower and each Co-Guarantor and its subsidiaries, submitted within forty-five (45) days of the end of each fiscal quarter of the Borrower and each Co-Guarantor prepared by and certified as such by the chief financial officer of the applicable Borrower and Co-Guarantor stating Athe undersigned hereby certifies that the attached financial information is true and correct@ in all material respects, subject to audit adjustments; and containing information required by Lender; and

         (b) Annual financial statements of the Borrower and each Co-Guarantor including, at a minimum, a balance sheet and an income and expense statement presenting individual as well as consolidating and consolidated financial information on the Borrower and Guarantor and its subsidiaries, submitted within ninety (90) days from the end of each fiscal year end, prepared by and certified as such by an independent certified public accountant acceptable to Lender which may be satisfied by delivery of Guarantor=s Annual Report on Form 10-K as filed with the Securities and Exchange Commission; and

         (c) Monthly accounts receivable agings for each Co-Guarantor aged by invoice date as of the end of each month, accounts payable agings for each Co-Guarantor as of the end of each month, daily updated accounts receivable balances for each Co-Guarantor and customer address listings as Lender may request from time to time.

The Borrower and Guarantor also, with reasonable promptness, shall furnish to the Lender such other data as the Lender may reasonably request.

         Section 6.3.      Executive Officer's Certificates.

         The financial statements of Borrower and each Co-Guarantor, called for by Section 6.2(a) and (b), shall be accompanied by a certificate of one of the principal executive officers of Borrower and each Co-Guarantor stating that there exists no Event of Default as defined in this Agreement and no event which, with the giving of notice or passage of time, or both, would constitute such an Event of Default, or, if this is not the case, that one or more specified events of default or above-specified events have occurred.

         Section 6.4.      Taxes and Claims.

         The Borrower and Guarantor shall properly pay and discharge: all taxes, assessments and governmental charges upon or against any of them or their assets prior to the date on which penalties attach thereto, unless and to the extent that such taxes are being diligently contested in good faith and by appropriate proceedings and appropriate reserves therefor have been established.

         Section 6.5.   Pay Indebtedness to Lender and Perform Other Covenants.

         The Borrower shall: (a) make full and timely payments of the principal of and interest on the Note and all other indebtedness of the Borrower to the Lender, whether now existing or hereafter arising; and (b) duly comply with all the terms and covenants contained in each of the instruments and documents given to the Lender pursuant to this Agreement or of the times and places and in the manner set forth herein.

         Section 6.6.      Litigation.

         The Borrower and Guarantor will promptly notify the Lender upon the commencement of any action, suit, claim, counterclaim or proceeding against or known investigation of the Borrower (except when the alleged liability is fully covered by insurance): (a) the result of which could materially adversely affect the business of the Borrower; or (b) which questions the validity of this Agreement or any other document executed in connection herewith or any action taken or to be taken pursuant to any of the foregoing.

         Section 6.7.      Right of Inspection; Discussions.

         The Borrower will permit any person designated by the Lender, at the Borrower's expense, to visit and inspect any of the property, books, records, papers, and financial reports of the Borrower, including the making of any copies thereof and abstracts therefrom, and to discuss its affairs, finances, and accounts with its principal officers, all at such reasonable times and as often as the Lender may reasonably request. The Borrower will also permit the Lender, or its designated representative, to audit its financial and business records. Without limiting the foregoing in any way, the Borrower also agrees to allow the Lender and/or certified public accountants satisfactory to the Lender to review the Borrower's financial statements, books, and records.
         Section 6.8.      Notices.

         The Borrower will promptly give notice to the Lender of:

                  (a) the occurrence of any default or Event of Default (or event which would constitute a default or Event of Default but for the requirement that notice be given or time elapse or both) hereunder in which case such notice shall specify the nature thereof, the period of existence thereof, and the action that the Borrower proposes to take with respect thereto;

                  (b) the occurrence of any material casualty to any property of the Borrower or any other force majeure (including, without limitation, any strike or other labor disturbance) materially affecting the operation or value of the Borrower (specifying whether or not such casualty or force majeure is covered by insurance); and

                  (c) the commencement or any material change in the nature or status of any material litigation, dispute, investigation, of proceeding that may involve a claim for damages, injunctive relief, enforcement, or other relief pending, being instituted, or threatened by, against or involving the Borrower, or any attachment, levy, execution, or other process being instituted by or against any assets of the Borrower, or any other adverse change which might materially impair the conduct of the Borrower's business or might materially affect financially or otherwise its business, operations, assets, properties, prospects, or condition.

         Section 6.9.      ERISA Benefit Plans.

         The Borrower will comply with all requirements of ERISA applicable to it and will not materially increase its liabilities under or violate the terms of any present or future benefit plans maintained by it without the prior approval of the Lender. The Borrower will furnish to the Lender as soon as possible and in any event within 10 days after the Borrower or a duly appointed administrator of a plan (as defined in ERISA) knows or has reason to know that any reportable event, funding deficiency, or prohibited transaction (as defined in ERISA) with respect to any plan has occurred, a statement of the chief financial officer of the Borrower describing in reasonable detail such reportable event, funding deficiency, or prohibited transaction and any action which Borrower proposes to take with respect thereof, together with a copy of the notice of such event given to the Pension Benefit Guaranty Corporation or the Internal Revenue Service or a statement that said notice will be filed with the annual report of the United States Department of Labor with respect to such plan if such filing has been authorized.

         Section 6.10.     Insurance.

         (a) The Borrower shall at all times maintain hazard, public liability insurance and Workers Compensation policies insuring against all claims for personal or bodily injury, death or property damage occurring upon, in or about any property of the Borrower in amounts not less than $2,000,000.00 (with a maximum deductible of $1,000.00) for injury or damage to any one person and $2,000,000.00 (with a maximum deductible of $1,000.00) for injury or damage from any one accident and $100,000.00 for property damage. Such insurance coverage shall be in form and with existing carriers at current levels.

         (b) The Borrower shall furnish to Lender evidence that such insurance is in effect, upon request, at no cost to Lender, including, but not limited to, such originals or copies as the Lender may request of policies, certificates of insurance, riders and endorsements relating to such insurance and proof of premium payments. The Lender shall be under no duty to examine such certificates or to advise the Borrower in case the insurance is not in compliance herewith. All such policies shall name Lender as an additional insured.

         Section 6.11.     Main Bank of Account.

         During the term of this Agreement and so long as the Borrower is obligated to the Lender under the Note, AMSOUTH BANK, a bank organized under the laws of Alabama, shall be the primary bank of account for the Borrower. Failure of the Borrower to comply with this provision shall constitute a default under the terms of this Agreement, entitling the Lender to all remedies of default hereunder.

         Section 6.12.     Net Worth Requirement.

         The Borrower shall maintain a Net Worth of not less than THIRTY-SEVEN MILLION DOLLARS ($37,000,000.00) by the end of the 1998 fiscal year. The Tangible Net Worth must not be less than a negative ($3,000,000) at the end of the 1998 fiscal year end and a negative ($3,000,000) plus 25% of the net income at the end of the 1999 fiscal year and all subsequent years and at all times thereafter.

         Section 6.13.     Leverage Ratio.

         The Borrower shall not permit its ratio of Total Debt to Earnings Before Interest, Taxes, Depreciation and Amortization (EBITDA) to be greater than 3.50:1.00 for the 1998 fiscal year end and 3.00:1.00 for the 1999 fiscal year end and at all times thereafter.

         Section 6.14.     Interest Coverage Ratio.

         The Borrower shall not permit its ratio of Earnings Before Interest, Taxes and Amortization to Interest Expense for the 1998 fiscal year end to be less than 1.50:1.00 and less than 2.00:1.00 for the fiscal year end 1999 and at all times thereafter.

         Section 6.15.     Collateral Reporting.

         The Borrower shall provide the Lender with the following: (1) an updated accounts receivable balance submitted on a daily basis in form and substance acceptable to Lender; (2) an accounts receivable aging each month aged by invoice date, as of the end of each month within ten (10) days after the end of the month; (3) a customer address list the Lender will from time to time require; and (4) an accounts payable aging each month, as of the end of each month within twenty (20) days after the end of the month; and (5) any other information that the Lender may from time to time require.

         Section 6.16.     Observance of Laws.

         The Borrower will conform to and duly observe in all material respects all laws, regulations, and other valid requirements of any governmental authority with respect to the conduct of its business, including but not limited to, applicable ERISA, environmental and transportation laws.

         Section 6.17.     Subsidiaries.

         The Borrower and Guarantor shall cause each of its subsidiaries to observe and perform each covenant and agreement. All computations required in connection with such financial covenants shall be made for the Guarantor and its subsidiaries on a combined or consolidated basis, after elimination of intercompany items.

         Section 6.18.     Capitalization Ratio.

         The Borrower and its subsidiaries on a consolidated basis shall not permit its ratio of Funded Debt to Capitalization to exceed 65.0% at any time.

                  ARTICLE VII - BORROWER'S NEGATIVE COVENANTS

         Borrower covenants and agrees from the date hereof and until payment in full of the principal of and interest on the Note, and all other indebtedness to the Lender under this Agreement, unless the Lender shall otherwise consent in writing, which will not be unreasonably withheld or delayed, it will not, either directly or indirectly:

         Section 7.1.      Type of Business.

         Engage in any business not authorized by Borrower's Articles of Incorporation or by applicable law.

         Section 7.2.      Change in Ownership or Management.

         The Borrower shall not, either directly or indirectly, permit any change in its Senior management or in the management of its business, without the prior written consent of the Lender.

         Section 7.3.      Acquisitions and Mergers.

         The Borrower shall not merge or consolidate or transfer substantially all of their assets (other than in a reorganization or other transaction in which no change in control occurs and such organizations remain in the transportation business) without the prior written approval of the Lender.

         Section 7.4.      Capital Expenditures.

         The Borrower and its subsidiaries may not make Capital Expenditures, excluding expenditures for rolling stock, in an aggregate amount per fiscal year in excess of ONE MILLION DOLLARS ($1,000,000.00), without the prior written consent of the Lender.

         Section 7.5.      Guaranty.

         The Borrower and its subsidiaries will not guarantee or otherwise in any way become responsible for obligations of any other person or entity, whether by agreement to purchase the indebtedness of any other person, or agreement for the furnishing to funds to any other person through the purchase of goods, supply of services (or by way of stock purchase, contribution, advance or loan) for the purpose of paying or discharging the indebtedness of any other person, or otherwise, except those approved in writing by Lender.

         Section 7.6.      Investment and Loans.

         The Borrower and Guarantor will not, directly or indirectly, acquire, purchase or otherwise make any investment in or make any loans to acquire any interest whatsoever in, any other person in an amount in excess of $1,000,000 in cash per acquisition or an aggregate amount of $5,000,000 in cash; except
(1) Qualified Investments, or (2) the stock of any existing subsidiaries disclosed to the Lender in writing in the Loan application, or (3) upon obtaining written consent of Lender, provided in each case that all such organizations are in the transportation business.

         Section 7.7.      Disposition or Encumbrance of Receivables.

         The Borrower will not sell, assign or discount, or grant or permit any lien on any of its accounts or notes receivables, other than the discount of such notes in the ordinary course of the Borrower=s business.

         Section 7.8.      Sale-Leasebacks.

         Other than rolling stock, the Borrower will not sell or transfer any property and lease it back for the same use.

         Section 7.9.      Leases.

         The Borrower will not enter into any future lease (other than capitalized leases that are otherwise permitted under this commitment or leases for rolling stock), as lessee, if such lease (a) has an unexpired term (including renewals at the option of the lessee) of more than seven years, (b) provides for aggregate rental payments during any fiscal year in excess of $100,000, or (c) if the rental payments thereunder, together with all other such leases, would provide for aggregate rental payments during any fiscal year in excess of $500,000, without prior written approval of the Lender.

         Section 7.10.     Liens.

         The Borrower will not permit any lien on any of its properties or assets, whether now owned or hereafter acquired, other than any liens mutually agreed upon prior to closing and those listed below:

                  (a)      liens in favor of Lender;

                  (b) existing liens identified in the Borrower=s application for this Loan, including any liens relating to the restructuring of existing fixed asset and/or vehicle financing with another financial institution;

                  (c)  deposits  under  workmen=s  compensation,   unemployment
insurance and Social Security laws;

                  (d) liens imposed by law, such as carriers=, warehousemen=s or mechanics= and materialmen=s liens, incurred in good faith in the ordinary course of business and that are not delinquent or that are subject to Permitted Contests;

                  (e) any lien arising out of any litigation, legal proceeding or judgement that is subject to a Permitted Contest, and any pledges or deposits to secure, or in lieu of, any surety, stay or appeal bond with respect to any such litigation, legal proceeding or judgement;

                  (f) liens for taxes, assessments or other governmental charges or levies that are not delinquent or that are subject to Permitted Contests;

                  (g) liens created after the Loan closing to secure the acquisition cost of vehicles and fixed assets for use in the ordinary course of business, provided that (1) any such lien is confined to the fixed assets so acquired; and (2) the indebtedness secured by such lien does not exceed the purchase price or fair market value, whichever is less, of the fixed assets so acquired at the time of their acquisition; and

                  (h) liens created by loans to shareholders secured by the shareholders restricted stock, so long as the Borrower and each Co-Guarantor are in compliance with all financial covenants.

         Section 7.11.     Take or Pay Contracts.

         The Borrower will not enter into any take or pay contract.

         Section 7.12.     Other Special Covenants.

         The Borrower and Guarantor will not allow any modifications involving the inclusion of Receivables of additional subsidiaries to be made to eligible receivables in the event additional acquisitions are made, without the prior written approval of Lender.


                        ARTICLE VIII - EVENTS OF DEFAULT

         Section 8.1.      Events.

         In the event:

                  (a)      Payment of Obligations to Lender.

                  The Borrower or Guarantor fails to make payment of any principal, interest, or other amount due on any indebtedness owed the Lender hereunder within ten (10) days of the due date thereof without further notice or demand, or fails to make any other payment to the Lender as contemplated hereunder either by the terms hereof or otherwise; or

                  (b)      Representation or Warranty.

                  Any representation or warranty made or deemed made by the Borrower or Guarantor herein or in any writing furnished in connection with or pursuant to the loan application and loan commitment for the Loan or in connection with or pursuant to any certificate delivered under the Loan Documents shall be false in any material adverse respect on the date when made or when deemed made; or

                  (c)      Covenants.

                  The Borrower or Guarantor defaults in the performance or observance of or breaches any agreement, covenant, term, or condition binding on it contained in the Loan Documents for a period of thirty (30) days after written demand (provided no written demand shall be required for breach of Borrower=s obligations to notify Lender of events of defaults set forth herein which require Borrower to notify Lender of same); or
                  (d) The Borrower's Liquidation; Dissolution; Bankruptcy; Etc.

                  Any liquidation or dissolution of the Borrower or Guarantor, suspension of the business of the Borrower, or the filing or commencement by the Borrower of a voluntary petition, case, proceeding, or other action seeking reorganization, arrangement, readjustment of its debts, or any other relief under any existing or future law of any jurisdiction, domestic or foreign, state or federal, relating to bankruptcy, insolvency, reorganization or relief of debtors, or any other action of the Borrower indicating its consent to, approval of, or acquiescence in, any such petition, case, proceeding, or other action seeking to have an order for relief entered with respect to it or its debts; the application by the Borrower for, or the appointment, by consent or acquiescence of, a receiver, trustee, custodian, or other similar official for the Borrower or for all or a substantial part of its property; the making by the Borrower of an assignment for the benefit of creditors; or the inability of the Borrower or the admission by the Borrower in writing of its inability to pay its debts as they mature; or

                  (e)      Order of Dissolution.

                  Any order is entered in any proceedings against the Borrower or Guarantor decreeing the dissolution or split-up of the Borrower or Guarantor, and such order remains in effect for more than sixty (60) days; or

                  (f)      Reports and Certificates.

                  Any report, certificate or financial statement delivered to the Lender by the Borrower is at any time false or misleading in any material adverse respect; or

                  (g)      Judgments.

                  The rendition of a final uninsured judgment against the Borrower for the payment of damages or money in excess of Five Hundred Thousand Dollars ($500,000.00) if the same is not discharged, bonded off or transferred to other security or if a writ of execution or similar process is issued with respect thereto and is not stayed within the time allowed by law for filing notice of appeal of the final judgment; or

                  (h)      Liens Imposed by Law.

                  The violation of any law or any act or omission by the Borrower that results in the imposition of a lien by operation of law on any of its property, if the lien is not discharged, bonded off or transferred to other security within sixty (60) days after it has attached and if the lien relates to a claim for the payment of damages or money in excess of Five Hundred Thousand Dollars ($500,000.00); or

                  (i)      Corporate Existence.

                  Any act or omission (formal or informal) of the Borrower or Guarantor or its officers, directors, shareholders, or partners leading to, or resulting in, the termination, invalidation (partial or total), revocation, suspension, interruption, or unenforceability of its existence, or the transfer or disposition (whether by sale, lease, or otherwise) to any person of all or a substantial part of its property; or

                  (j)      Cross-Default.

                  The default by Borrower or Guarantor in any terms or conditions of any obligation of Borrower or Guarantor owed to Lender; in addition, the default by the Borrower or Guarantor of any of the terms or conditions of the Note or Loan Documents shall constitute a default of those other obligations of Borrower or Guarantor owed to Lender, and all credit accommodations related thereto;

         THEN:

         In any of the above mentioned events, any holder of the Note executed pursuant hereto with notice to Borrower may, at such holder's option, declare the said Note to be fully due and payable and the same shall thereupon all immediately become due and payable in their aggregate amounts and Lender, in addition to any other remedy permitted by law, may, at its option, proceed to protect and enforce its rights by an action at law or in equity or by any other appropriate proceedings, whether for the specific performance of any covenant or agreement contained in this Agreement, or in aid of the exercise of any power granted in this Agreement, or proceed to enforce the payment of the Note or to enforce any other legal, or equitable rights of Lender, including but not limited to, the rights of Lender pursuant to the Florida Statutes and other applicable law. The events of default and remedies after default set forth in this Section 8.1 are intended to be in addition to the provisions in the Note under the captions "Events of Default" and "Remedies After Default".

         Section 8.2.      Rights and Remedies Cumulative.

         No right or remedy herein conferred upon the Lender is intended to be exclusive of any other right or remedy contained herein, in the Note, Loan Documents or in any instrument or document delivered in connection with or pursuant to this Agreement, and every such right or remedy shall be cumulative and shall be in addition to every other such right or remedy contained herein and therein or now or hereafter existing at law or in equity or by statute or otherwise.

         Section 8.3.      Rights and Remedies Not Waived.

         No course of dealing between the Borrower and the Lender or any failure or delay on the part of the Lender in exercising any rights or remedies hereunder shall operate as a waiver of any rights or remedies of the Lender and no single or partial exercise of any rights or remedies hereunder shall operate as a waiver or preclude the exercise of any other rights or remedies hereunder.

         Section 8.4.      Waiver of Default.

         The Lender at any time may waive any default or any Event of Default which shall have occurred and any of its consequences, in which case the parties hereto shall be restored to their former positions and rights and obligations hereunder, respectively; but no such waiver shall extend to any subsequent or other default or impair any right consequent thereon, and no such waiver shall be effective unless it is in a written document executed by a duly authorized officer and then only to the extent specifically recited therein.


                           ARTICLE IX - MISCELLANEOUS

         Section 9.1.      Course of Dealing; Amendments; Waiver.

         No course of dealing between the parties hereto shall be effective to amend, modify, or change any provision of this Agreement or any other Loan Document. No amendment or waiver of any provision of this Agreement or any other Loan Document, nor consent to any departure by the Borrower therefrom, shall in any event be effective unless the same shall be in writing and signed by Lender, unless otherwise specifically provided, and each such waiver or consent shall be effective only in the specific instance and for the specific purpose for which given.

         Section 9.2.      Lien; Setoff By Lender.

         The Borrower hereby grants to the Lender a continuing lien for all indebtedness and other liabilities of the Borrower to the Lender upon any and all moneys, securities, and other property of the Borrower and the proceeds thereof, now or hereafter held or received by or in transit to, the Lender from or for the Borrower, whether for safekeeping, custody, pledge, transmission, collection or otherwise, and also upon any and all deposits (general or special) and credits of the Borrower with, and any and all claims of the
Borrower against the Lender at any time existing. Upon the occurrence of any Event of Default, the Lender is hereby authorized at any time and from time to time, without notice to the Borrower, to setoff, appropriate, and apply any or all items hereinabove referred to against all indebtedness and other liabilities of the Borrower to the Lender, whether under this Agreement or otherwise, and whether now existing or hereafter arising.

         Section 9.3.      Liability of Lender to Third Parties.

         The Lender shall in no event be responsible or liable to any person other than the Borrower and Guarantor for its disbursement of or failure to disburse the funds or any part thereof, and others shall not have any claim or right against the Lender under this Agreement or the Lender's administration thereof.
         Section 9.4.      Waivers.

         Except as provided herein, the Borrower waives presentment, demand, protest, notice of default, nonpayment, partial payments and all other notices and formalities relating to this Agreement other than notices specifically required hereunder. The Borrower consents to and waives notice of the granting of indulgences or extensions of time of payment, the taking or releasing of security, the addition or release of persons primarily or secondarily liable on or with respect to liabilities of the Borrower to the Lender, all in such manner and at such time or times as the Lender may deem advisable. No act or omission of the Lender shall in any way impair or affect any of the indebtedness or liabilities of the Borrower to the Lender or rights of the Lender in any security. No delay by the Lender to exercise any right, power or remedy hereunder or under any security agreement, and no indulgence given to the Borrower in case of any default, shall impair any such right, power or remedy or be construed as having created a course of dealing or performance contrary to the specific provisions of this Agreement or as a waiver of any default by the Borrower or any acquiescence therein or as a violation of any of the terms or provisions of this Agreement. The Lender shall have the right at all times to enforce the provisions of this Agreement and all other documents executed in connection herewith in strict accordance with their terms, notwithstanding any course of dealing or performance by the Lender in refraining from so doing at any time and notwithstanding any custom in the banking trade. No course of dealing between the Borrower and the Lender shall operate as a waiver of any of the Lender's rights.

         Section 9.5.      Assignment and Participation.

         This Loan may not be assigned by the Borrower without the Lender=s prior written consent. At any time, either before or after the closing of this Loan, the Lender may grant one or more participations in this Loan to participants of its choice. Any such participant may exercise rights of setoff and banker=s lien against the Borrower with respect to its participation as if it had made a direct loan to the Borrower. The Lender may divulge to any such participant any information the Lender may obtain with respect to the Borrower, the Guarantor or any Collateral in connection with this Loan. Notwithstanding the foregoing, Lender may sell any or all of the Loan if said Loan is in default.

         Section 9.6.      Funds Not Assignable.

         The proceeds of the loan shall not be assigned by the Borrower nor subject to the process of any court upon legal action by or against the Borrower or by or against anyone claiming under or through Borrower, and for the purpose of this Agreement, the funds shall remain and be considered the money and property of the Lender until the Borrower is entitled to have them disbursed as provided herein. Nothing herein contained shall be considered as in anyway modifying, or subordinating the obligations previously given or to be given by the Borrower as security for the loan and such obligations shall be and remain in full force and effect, this Agreement being intended only as additional security for the loan and to insure its use for the purposes intended by the Lender and Borrower.

         Section 9.7.      Indemnity.

         The Borrower agrees to indemnify and hold the Lender harmless from and against all damages, claims, actions, causes of action, losses, costs, expenses, liability, penalties and interest (including attorney=s fees and expenses) directly or indirectly resulting from, occurring in connection with or arising out of (a) any inaccurate representation or warranty made by or on behalf of Borrower to Lender in connection with this Loan; (b) any breach by the Borrower of any of its obligations under this Loan or the Loan Documents; or (c) this Loan and the transactions contemplated by this Loan. This Section
9.7 shall survive the execution and delivery of the Loan Documents, the closing of this Loan and the payment of this Loan in full.

         Section 9.8.      Termination by the Borrower.

         The Borrower may terminate this Agreement in its entirety by giving at least ten (10) days prior notice of its intention so to do and by payment in full of all obligations hereunder outstanding on the date specified for termination.

         Section 9.9.      Arbitration.

         Any controversy, claim, dispute or disagreement arising out of this commitment or the Loan will be settled by arbitration in accordance with the Commercial Arbitration Rules of the American Arbitration Association. Judgement on any award rendered by the arbitrator(s) in any such arbitration may be entered in any court having jurisdiction thereof. The Borrower and the Lender specifically acknowledge and agree that this commitment involves a Atransaction involving commerce@ under the Federal Arbitration Act. Any arbitration shall take place in Orlando, Florida at the Lender=s election.

         Section 9.10.     Notices.

         Any written notice, demand or request that is required to be made in any of the Loan Documents shall be served in person, or by registered or certified mail, return receipt requested, or by express mail or similar carrier service, addressed to the party to be served at the address set forth in the first paragraph hereof. The addresses stated herein may be changed as to the applicable party by providing the other party with notice of such address change in the manner provided in this paragraph. In the event that written notice, demand or request is made as provided in this paragraph, then in the event that such notice is returned to the sender by the United States postal system or the courier service because of insufficient address or because the party has moved or otherwise, other than for insufficient postage or payment to the courier, such writing shall be deemed to have been received by the party to whom it was addressed on the date that such writing was initially placed in the United States postal system or deposited with the courier service with the postage or cost thereof prepaid in full by the sender.

         Section 9.11.     Controlling Agreement.

         In the event any provision of this Agreement is inconsistent with any provision of any other document, whether heretofore executed, required or executed pursuant to this Agreement or otherwise, the provisions of this Agreement shall be controlling.

         Section 9.12.     Titles.

         Titles  to  the  sections  of  this   Agreement  are  solely  for  the
convenience of the parties hereto and are not an aid in the interpretation of this Agreement or any part thereof.

         Section 9.13.     Venue and Jurisdiction.

         In any litigation in connection with or to enforce this Agreement or any of the other Loan Documents, the Borrower irrevocably consents to and confers personal jurisdiction on the courts of the State of Florida located in Orange County or the United States courts located within the Middle District of the State of Florida, expressly waives any objections as to venue in any of such courts, and agrees that service of process may be made on the Borrower by mailing a copy of the summons and complaint by registered or certified mail, return receipt requested, to the address set forth herein below the name of the Borrower on the signature page hereto (or otherwise expressly provided in writing). Nothing contained herein shall, however, prevent the Lender from bringing any action or exercising any rights within any other court in Florida or from obtaining personal jurisdiction by any other means available by applicable law.

         Section 9.14.     Governing Law.

         The validity, interpretation, and enforcement of this Agreement, of the rights and obligations of the parties hereto, and of the other documents delivered in connection herewith shall be governed by, and construed and interpreted in accordance with, the laws of the State of Florida, excluding those laws relating to the resolution of conflicts between laws of different jurisdictions.

         Section 9.15.     Legal or Governmental Limitations.

         Anything contained in this Agreement to the contrary notwithstanding, the Lender shall not be obligated to extend credit or make any loans to the Borrower in an amount in violation of any limitations or prohibitions provided by any applicable statute or regulation.

         Section 9.16.     Counterparts.

         This Agreement and any amendment hereof may be executed in several counterparts and by each party on a separate counterpart, each of which when so executed and delivered shall be an original, and all of which together shall constitute one instrument.

         Section 9.17.     Addition of Subsidiaries.

         Additional Subsidiaries may join in this credit accommodation by:

                  a. executing and delivering to Lender with the consent of Lender a Joinder to Loan Agreement and Security Agreement in the form attached hereto as Exhibit AA@; and

                  b. a Continuing and Unconditional Guaranty executed by the Subsidiary in the form attached hereto as Exhibit AB@; and

                  c. executing and delivering to Lender a UCC-1Financing Statement perfecting the pledge of the Subsidiary=s Collateral as security for the Note; and

                  d. executing and delivering to Lender a tax indemnity agreement, out-of-state closing affidavit,
                           corporate  borrowing  resolution,   certification
                           certificate and other documents or affidavits as may be required by Lender; and

                  e. delivering to Lender an opinion of Subsidiary=s counsel in form and content satisfactory to Lender.

         No modifications involving the inclusion of Receivables of any additional Subsidiaries will be made to eligible Receivables without the prior written consent of the Lender and without each additional Subsidiary executing and delivering to Lender all documents listed above.

         Section 9.18.     Waiver of Trial By Jury.

         The Borrower, the Guarantor and the Lender knowingly, voluntarily and intentionally waive the right any of them may have to a trial by jury in respect of any litigation based hereon, or arising out of, under or in connection with the Loan Documents and any agreement contemplated to be executed in conjunction therewith, or any course of conduct, course of dealing, statements (whether verbal or written) or actions of any party. This provision is a material inducement for the Lender entering into the loan evidenced by the Loan Documents.

         Section 9.19.     Confidentiality.

         Lender acknowledges that Borrower is a Reporting Company under the Exchange Act of 1934, as amended, and agrees to keep confidential and not to use in any manner other than in connection with this Agreement, any nonpublic information obtained by the Lender in connection herewith.

         IN WITNESS WHEREOF, the parties have executed this Agreement the day and year first above written.

AMSOUTH BANK, a bank organized under
the laws of Alabama


By: /s/ Anthony Stiffler
Anthony Stiffler,
 ........ Vice President

"Lender"

TRANSIT GROUP, INC., a Florida corporation



By: /s/ Philip A. Belyew
 ........ Philip A. Belyew,
President and Chief Executive Officer

ABorrower@

CARROLL FULMER & COMPANY, INC., a Florida corporation


By: /s/ Philip A. Belyew
Philip A. Belyew,
Chairman of the Board


CAROLINA PACIFIC DISTRIBUTORS, INC., a North
Carolina corporation



By: /s/ Philip A. Belyew
Philip A. Belyew,
Chairman of the Board


TRANSIT LEASING, INC., an Indiana corporation f/k/a
CAPITOL WAREHOUSE, INC., a Kentucky corporation



By: /s/ Philip A. Belyew
Philip A. Belyew,
Chairman of the Board


SERVICE EXPRESS, INC., an Alabama corporation



By: /s/ Philip A. Belyew
Philip A. Belyew,
Chairman of the Board


RAINBOW TRUCKING SERVICES, INC., an Indiana corporation



By: /s/ Philip A. Belyew
Philip A. Belyew,
Chairman of the Board


TRANSPORTATION RESOURCES AND MANAGEMENT, INC., an
Indiana corporation



By: /s/ Philip A. Belyew
Philip A. Belyew,
Chairman of the Board


VENTURE LOGISTICS, LLC, an Indiana limited liability company




By: /s/ Philip A. Belyew
Philip A. Belyew,
Manager



CERTIFIED TRANSPORT, LLC, an Indiana limited liability company




By: /s/ Philip A. Belyew
Philip A. Belyew,
Manager


K.J. TRANSPORTATION, INC., a New York corporation



By: /s/ Philip A. Belyew
Philip A. Belyew,
Chairman of the Board


DIVERSIFIED TRUCKING CORP, an Alabama corporation



By: /s/ Philip A. Belyew
Philip A. Belyew,
Chairman of the Board


NORTHSTAR TRANSPORTATION, INC., an Alabama corporation



By: /s/ Philip A. Belyew
Philip A. Belyew,
Chairman of the Board

"Guarantor"


President and Chief Executive Officer